Exhibit 10.1

                                                               EXECUTION COPY

                                SECOND AMENDMENT

                            Dated as of June 2, 1999

            This SECOND AMENDMENT among Barney's, Inc., a New York corporation ("Barneys"), Barneys America, Inc., a Delaware corporation ("BAI"), PFP Fashions Inc., a New York corporation ("PFP"), Barneys (CA) Lease Corp., a Delaware corporation ("CA Lease"), Barneys (NY) Lease Corp., a Delaware corporation ("NY Lease"), Basco All-American Sportswear Corp., a New York corporation ("Basco"), BNY Licensing Corp., a Delaware corporation ("BNY"), and Barneys America (Chicago) Lease Corp., a Delaware corporation ("Chicago Lease;" and together with Barney's, BAI, PFP, CA Lease, NY Lease, Basco and BNY collectively the "Borrowers"), the Lenders (as defined below) and the Administrative Agent (as defined below), and amends the Credit Agreement dated as of January 28, 1999 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the financial institutions from time to time parties thereto (the "Lenders"), the issuing banks from time to time parties thereto (the "Issuing Banks"), General Electric Capital Corporation, in its capacity as documentation agent and Citicorp USA, Inc., in its capacity as agent for the Lenders and the Issuing Banks (the "Administrative Agent"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                            PRELIMINARY STATEMENTS:

            (1) The Borrowers have requested the Lenders to amend the Credit Agreement to amend the definition of "Consolidated EBITDA".

            (2) The Borrowers and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendment to Credit Agreement. The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by deleting in its entirety such definition and substituting therefor the following:

            "'Consolidated EBITDA' means, for any twelve-month period on a consolidated basis for any Person and its Subsidiaries, (i) the sum of (A) Consolidated Net Income, (B) depreciation and amortization expense, (C) Consolidated Interest Expense, (D) federal, state, local and foreign income taxes, (E) other non-cash charges and (F) up to $3,000,000 of any cash equity contributed to the Borrowers during Fiscal Year 1999, minus (ii) extraordinary gains not already excluded from the determination of Consolidated Net Income."

            SECTION 2. Conditions Precedent to Effectiveness. This Second Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

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            (a) Certain Documents. The Administrative Agent shall have received all of the following:

                  (i) this Second Amendment executed by the Borrowers and the Requisite Lenders; and

                  (ii) an Acknowledgment substantially in the form of Exhibit A attached hereto executed by Barneys New York, Inc. ("Holdings").

            (b) Representations and Warranties. Each of the representations and warranties made by the Borrowers or Holdings in or pursuant to the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents to which any Borrower or Holdings is a party or by which each Borrower or Holdings is bound, shall be true, correct and complete in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

            (c) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

            SECTION 3. Representations and Warranties. Each Borrower represents and warrants as follows:

            (a) After giving effect to this Second Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects.

            (b) After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

            (c) As of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Barneys Group since August 1, 1998 except as publicly disclosed prior to the date hereof.

            SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.


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
            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

            (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 5. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            SECTION 6. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.


                              BARNEY'S, INC.
                              BARNEYS AMERICA, INC.
                              PFP FASHIONS INC.
                              BARNEYS (CA) LEASE CORP.
                              BARNEYS (NY) LEASE CORP.
                              BASCO ALL-AMERICAN SPORTSWEAR CORP.
                              BNY LICENSING CORP.
                              BARNEYS AMERICA (CHICAGO) LEASE CORP.

                              By: /s/ Steven M. Feldman
                                  --------------------------------------------
                                  Title: Senior Vice President,
                                         Interim Chief Financial Officer



                              CITICORP USA, INC., as Administrative Agent and Lender

                              By: /s/ Brenda Cotsen
                                  --------------------------------------------
                                  Vice President

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Lender

                              By: /s/ Peggy Erlenkotter
                                  --------------------------------------------
                                  Title: Duly Authorized Signatory



                              BNY FINANCIAL CORPORATION, as Lender

                              By: /s/ Sam Cirelli
                                  --------------------------------------------
                                  Title: Senior Vice President



                              NATIONAL CITY COMMERCIAL
                              FINANCE, INC., as Lender

                              By: /s/ Kathryn Ellero
                                  --------------------------------------------
                                  Title: Assistant Vice President



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                                                                    EXHIBIT A


                                 ACKNOWLEDGMENT

            Reference is hereby made to the Holdings Guaranty (as defined in the Credit Agreement) to which the undersigned is a party. The undersigned hereby consents to the terms of the foregoing Second Amendment to Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Holdings Guaranty or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                              BARNEYS NEW YORK, INC.

                              By: /s/ Steven M. Feldman
                                  --------------------------------------------
                                  Title: Senior Vice President,
                                         Interim Chief Financial Officer